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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) January 25, 2006

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

            Nevada                  333-87224               98-0372780
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 (State or Other Jurisdiction      (Commission             (IRS Employer
       of Incorporation)           File Number)         Identification No.)

           1077 Business Center Circle, Newbury Park, California 91320
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code  (805) 480-1994

                                 Not Applicable.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Effective as of January 25, 2006 (the "Effective Date"), Electronic Sensor Technology, Inc. (the "Registrant") accepted Matthew S. Collier's resignation as President and Chief Executive Officer and a director of the Registrant. In connection with Mr. Collier's resignation, as of the Effective Date, Mr. Collier and the Registrant mutually agreed to terminate the letter agreement entered into on May 16, 2005 between the Registrant and Mr. Collier (the "Letter Agreement") (other than that portion of the Letter Agreement relating to indemnification of Mr. Collier for liability incurred within the scope of his employment with the Registrant, embodied in Section 7 of the Letter Agreement), which outlined the terms of Mr. Collier's employment and which is attached as
Exhibit 10.1 to the current report on Form 8-K/A filed with the Securities and Exchange Commission (the "Commission") on October 6, 2005, amending the current report on Form 8-K filed with the Commission on July 22, 2005. The terms of Mr. Collier's resignation are described in the Settlement Agreement, Mutual Release and Amendment of Option Agreement attached hereto as Exhibit 10.1, and incorporated herein by reference, entered into between the Registrant and Mr. Collier, effective as of the Effective Date (the "Settlement Agreement"). The Settlement Agreement provides for (i) payment of six months' salary to Mr. Collier (totaling $110,000) by the Registrant, in accordance with Section 6 of the Letter Agreement, (ii) payment of a discretionary bonus to Mr. Collier by the Registrant in the amount of $18,334, in accordance with Section 2 of the Letter Agreement, (iii) the grant of 75,000 shares of common stock of the Registrant, par value $.001 (the "Common Stock") to Mr. Collier, in accordance with Section 3 of the Letter Agreement, (iv) an amendment to the terms of the Option Agreement entered into between the Registrant and Mr. Collier, effective as of October 7, 2005 (the terms of such Option Agreement are described more fully in the current report on Form 8-K/A filed with the Commission on October 6, 2005, amending the current report on Form 8-K filed with the Commission on July 22, 2005, and the current report on Form 8-K filed with the Commission on October 7, 2005), reflecting a six-month acceleration of the vesting dates of Mr. Collier's options to purchase a total 500,000 shares of Common Stock, in accordance with Section 6 of the Letter Agreement, such that (a) the option to purchase 200,000 shares of Common Stock vested on November 26, 2005, (b) the option to purchase 150,000 shares of Common Stock will vest on November 26, 2006 and (c) the option to purchase to purchase 150,000 shares of Common Stock will vest on November 26, 2007, and (v) a mutual release of claims by the Registrant and Mr. Collier.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

Effective as of the Effective Date, the Registrant issued to Mr. Collier 75,000 shares of Common Stock in accordance with Section 3 of the Letter Agreement and in consideration of Mr. Collier's services in the employ of the Registrant. The terms of the issuance of the 75,000 shares of Common Stock, including a right of first refusal granted by Mr. Collier to the Registrant, are more fully described in the Restricted Stock Award Agreement attached hereto as Exhibit 99.1, and incorporated herein by reference. The Registrant relied upon Section 4(2) of the Securities Act of 1933, as amended, in claiming exemption from registration of the shares of Common Stock issued to Mr. Collier due to Mr. Collier's position as President and Chief Executive Officer of the Registrant and because there was no public offering of such shares, there was no general solicitation or advertising involved in the offer or sale of such shares, and the issuance otherwise met the requirements for exemption from registration pursuant to
Section 4(2).

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective as of the Effective Date, Matthew S. Collier resigned as President and Chief Executive Officer and a director of the Registrant. The terms of Mr. Collier's resignation are more fully described in Item 1.02 hereto, which such description is hereby incorporated by reference in this Item 5.02.

Effective as of the Effective Date, Teong C. Lim, currently serving as Vice President of Corporate Development and a director of the Registrant, has been appointed to act as interim President and Chief Executive Officer of the Registrant. Dr. Lim has served as a director of the Registrant since January 31, 2005 and has served as Vice President of Corporate Development since February 1, 2005. Dr. Lim was the director of corporate development of Electronic Sensor Technology, L.P., a predecessor of the business of the Registrant, from March 1995 through

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August 2000 and was the Manager of Corporate Development of Electronic Sensor
Technology, L.P. from August 2000 through February 2005. Dr. Lim has been the President of Amerasia Technology, Inc., a subsidiary of the Registrant, since 1984. Since 1997, Dr. Lim has been a director of Crystal Clear Technology, Sdn.Bhd., a privately-owned Malaysian company that manufactures and markets a high-contras liquid crystal display (LCD) product line. Dr. Lim received a Ph.D. in Electrical Engineering from McGill University in 1968 and an M.B.A. from Pepperdine University in 1982. Dr. Lim does not serve as a director of any other publicly reporting company. Dr. Lim does not have any family relationships with the other directors or executive officers of the Registrant, nor are there any family relationships among the directors or executive officers of the Registrant.

The Registrant has not been a party to any transactions during the last two years nor is it a party to any proposed transactions, in which any of the following persons had or is to have a direct or indirect material interest: (i) any director or executive officer of the Registrant; (ii) any nominee for election as a director; (iii) any security holder that is a beneficial owner of more than five percent of any class of the Registrant's voting securities; or
(iv) any member of the immediate family of any of the foregoing persons.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.   Description
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10.1          Settlement Agreement, Mutual Release and Amendment of Option
              Agreement, effective as of January 25, 2006, between the Registrant and Matthew S. Collier.

99.1 Restricted Stock Award Agreement, effective as of January 25, 2006, between the Registrant and Matthew S. Collier.

99.2          Press Release dated January 26, 2006.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ELECTRONIC SENSOR TECHNOLOGY, INC.


Date:  January 31, 2006                   By:    /s/ Francis Chang
                                                 -------------------------------
                                          Name:  Francis Chang
                                          Title: Secretary and Vice President of
                                                 Finance and Administration